Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of SS&C Technologies Holdings, Inc. (the “Company”) for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company hereby certify to their knowledge, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2024	By:	/s/ William C. Stone
William C. Stone
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: October 30, 2024	By:	/s/ Brian N. Schell
Brian N. Schell
Executive Vice President and Chief Financial Officer (Principal Financial Officer)